EXHIBIT 10.71

January 18, 2008

J. Aron & Company
85 Broad Street
New York, New York 10004

Re:	Credit Facility provided by J. Aron & Company, in its capacity as Administrative Agent (the "Administrative Agent"), for Tekoil and Gas Gulf Coast, LLC (the "Company")

Ladies and Gentlemen:

This letter is being provided to you in connection with Amendment No. 4 and Waiver dated as of even date herewith (the "Amendment") to the Credit and Guaranty Agreement dated as of May 11, 2007 (as modified from time to time, the "Credit Agreement"), among the Company, Tekoil & Gas Corporation, a Delaware corporation, as guarantor, the lenders parties thereto, and J. Aron & Company, as lead arranger and syndication agent, and Administrative Agent. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement.

The undersigned (the "Guarantor") has executed the Limited Guaranty dated as of October 24, 2007 (the "Guaranty"), guaranteeing the payment of the Obligations under the Transaction Documents, Hedging Contracts, and certain other amounts as described in the Guaranty. The Guarantor hereby ratifies, confirms, and acknowledges that his obligations under the Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty) as such Guaranteed Obligations have been increased and amended by the Amendment. The Guarantor hereby acknowledges that his execution and delivery of this letter does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments to the Credit Agreement, the Notes, the ISDA Agreement, or any of the other Transaction Documents.

[Signature follows on next page.]

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Executed as of the date first above written.

MARK S. WESTERN

/s/ Mark S. Western

Address of Guarantor:

3359 Emmerson Point Way Orlando, Florida 32819

Signature Page to Reaffirmation of Guaranty
Amendment No. 4 and Waiver to Credit and Guaranty Agreement